UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2026

AppTech Payments Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39158	65-0847995
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5050 Avenida Encinas, Suite 120

Carlsbad, California 92008

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (760) 707-5959

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.001 per share	APCX	OTCQB
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $4.15	APCXW	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 17, 2026, AppTech Payments Corp. (the “Company”) entered into a Promissory Note (the “Note”) with the Suzanne D. Lord Spousal Estate Reduction Trust dated January 17, 2025 (the “Lender”), pursuant to which the Lender agreed to lend the Company $500,000.00 for short-term working capital and general corporate purposes.

The Note bears interest at a rate of 9.0% per annum and matures ninety (90) days from issuance. No payments of principal or interest are required prior to the maturity date. The Company may prepay the Note at any time without premium or penalty, provided accrued interest through the date of payment is also paid.

The Note contains customary events of default, including the Company’s failure to repay amounts due at maturity, certain bankruptcy or insolvency events, and certain uncured material breaches. Upon an event of default, the lender may declare all outstanding principal and accrued interest immediately due and payable.

The foregoing description of the Note does not purport to be complete and is qualified in its entirety by reference to the Promissory Note, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Related Person Transaction

Albert L. Lord, Jr., the Chairman of the Company’s Board of Directors, serves as trustee of the Suzanne D. Lord Spousal Estate Reduction Trust, the lender under the Note. Accordingly, the Company considers the transaction to be a related person transaction under Item 404(a) of Regulation S-K. The Company’s Board of Directors approved the transaction in accordance with the Company’s related person transaction policies.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Number	Exhibit Description
10.1	Promissory Note, dated July 17, 2026, by and between AppTech Payments Corp. and the Suzanne D. Lord Spousal Estate Reduction Trust dated January 17, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPTECH PAYMENTS CORP.

Date: July 21, 2026	By:	/s/ Felipe Corrado
Felipe Corrado
Interim Chief Executive Officer and Chief Financial Officer

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